Other Equity - Summary of Reserves (Detail) - USD ($) $ in Millions	Jun. 30, 2019	Jun. 30, 2018	Jun. 30, 2017
Other reserves [abstract]
Share premium account	$ 518	$ 518	$ 518
Foreign currency translation reserve	37	42	40
Employee share awards reserve	213	196	214
Cash flow hedge reserve	114	58	153
Cost of hedging reserve	(74)
Equity investments reserve	17	16	10
Capital redemption reserve	177	177	177
Non-controlling interest contribution reserve	1,283	1,283	1,288
Total reserves	$ 2,285	$ 2,290	$ 2,400